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                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material under Section 240.14a-12

                                   CONOCO INC.
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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The following was distributed by e-mail on September 6, 2001 to Conoco's employees:

Subject Line: Stock Combination Voting Deadline Sept. 14

Employee shareholders are reminded that September 14 is the deadline for voting on the combination of Conoco's common stock into a single class of stock. The current dual-class structure was established in connection with the IPO.

"All stockholders should recently have received proxy materials that explain the change recommended by the company's board of directors and contain instructions for voting," said Bob Goldman, senior vice president for Finance and chief financial officer. "It is very important that all employees who are stockholders refer to the information in the proxy and vote their shares by telephone, mail or online."

Results of the vote will be released following a special stockholders meeting on September 21.